POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED NOVEMBER 3, 2014 TO THE

PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares S&P SmallCap Consumer Discretionary Portfolio

PowerShares S&P SmallCap Consumer Staples Portfolio

PowerShares S&P SmallCap Energy Portfolio

PowerShares SmallCap Financials Portfolio

PowerShares S&P SmallCap Health Care Portfolio

PowerShares S&P SmallCap Industrials Portfolio

PowerShares S&P SmallCap Information Technology Portfolio

PowerShares S&P SmallCap Materials Portfolio

PowerShares S&P SmallCap Utilities Portfolio

Effective immediately, on page 35, the section titled “Additional Information About the Funds’ Strategies and Risks—Non-Principal Investment Strategies—Securities Lending” is deleted and replaced with the following:

Securities Lending

PowerShares S&P SmallCap Consumer Discretionary Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Effective immediately, beginning on page 35, the section titled “Additional Information About the Funds’ Strategies and Risks —Additional Risks of Investing in the Funds — Securities Lending Risk” is deleted and replaced with the following:

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares S&P SmallCap Consumer Discretionary Portfolio is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of cash collateral.

Please Retain This Supplement For Future Reference.

P-SCS-PRO-1 SUP-1 110314